UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

Open Text Corporation

(Exact name of registrant as specified in its charter)

Ontario	0-27544	98-0154400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185, Columbia Street West, Waterloo, Ontario, Canada,	N2L5Z5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (519) 888-7111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On May 5, 2005 Open Text Corporation issued a press release announcing its results for the fiscal quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Exhibit No.	Description
99.1	Press Release issued by Open Text Corporation on May 5, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 5, 2005	By:	/s/ Alan Hoverd
Alan Hoverd
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Open Text Corporation on May 5, 2005

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